WCM Developing World Equity Fund

Investor Class Shares – WCMUX

Institutional Class Shares – WCMDX

WCM International Equity Fund

Investor Class Shares – WESGX

Institutional Class Shares – WCMMX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 4, 2024, to the

Prospectus, Statement of Additional Information (“SAI”) and

Summary Prospectuses, each dated April 30, 2024.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

Based on the recommendation of WCM Investment Management, LLC (“WCM”), the investment advisor of the WCM Developing World Equity Fund and WCM International Equity Fund (each, an “Acquired Fund”), the Board of Trustees of Investment Managers Series Trust (the “Board”) has approved the reorganization of each Acquired Fund into a corresponding newly created series (each, an “Acquiring Fund”) of First Trust Exchange-Traded Fund, as noted in the table below (each, a “Reorganization”). The Reorganization of each Acquired Fund is subject to approval by its shareholders.

Acquired Fund		Acquiring Fund
WCM Developing World Equity Fund	➢	First Trust WCM Developing World Equity ETF
WCM International Equity Fund	➢	First Trust WCM International Equity ETF

Each Reorganization will occur pursuant to an Agreement and Plan of Reorganization (each, a “Plan”). Each Plan provides for the respective Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any), and the corresponding Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal to the value of the shares of the Acquired Fund owned by the shareholder prior to the Reorganization. The Reorganizations are not generally expected to result in the recognition of gain or loss by an Acquired Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). WCM and First Trust Advisors L.P. will bear the costs related to each Reorganization.

Each Acquiring Fund will have substantially similar investment objectives, investment strategies and investment limitations as its corresponding Acquired Fund. Following the Reorganizations, First Trust Advisors L.P. will serve as investment advisor to each Acquiring Fund, and WCM will serve as investment sub-advisor to each Acquiring Fund. In addition, each Acquiring Fund will have the same portfolio managers as the corresponding Acquired Fund.

Each Acquired Fund currently operates as a mutual fund and each corresponding Acquiring Fund will operate as an actively managed exchange-traded fund (“ETF”). ETFs may provide benefits to shareholders compared to mutual funds, including additional trading flexibility, increased transparency, and the potential for lower transaction costs and enhanced tax efficiency. Additional information regarding the differences between mutual funds and ETFs and potential impact to shareholders will be included in the combined prospectus/proxy statement noted below. In order to receive shares of an Acquiring Fund as part of its Reorganization, shareholders must hold their shares of the Acquired Fund through a brokerage account eligible to hold and trade shares of an ETF. Shareholders holding their Acquired Fund shares through accounts that are not eligible to hold shares of an ETF will not participate in the Reorganization and will instead receive a cash distribution equal to the net asset value of their Acquired Fund shares in full redemption of their Acquired Fund shares. Such cash distribution may result in the recognition of gain or loss for U.S. federal income tax purposes. If you are unsure about the ability of your account to accept Acquiring Fund shares, please call 1-888-988-9801 or contact your financial advisor or other financial intermediary.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan applicable to their Acquired Fund. If the required shareholder approval for the Reorganization of an Acquired Fund is obtained, the Reorganization of that Acquired Fund is currently expected to take effect in the third quarter of 2024.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization applicable to their Acquired Fund, and the corresponding Acquiring Fund, including information about the corresponding Acquiring Fund’s investment strategies, risks, fees and expenses. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganizations.

Important Notice Regarding Investor Class Shares

In anticipation of Reorganizations, the Board has approved the consolidation of the Investor Class shares of the WCM Developing World Equity Fund and WCM International Equity Fund, respectively, into each Acquired Fund’s existing Institutional Class shares, effective on or about September 9, 2024. Each Acquired Fund’s Institutional Class shares have a similar fee structure as the Investor Class shares, except unlike Investor Class shares, Institutional Class shares do not pay Rule 12b-1 distribution fees. There will be no changes to the fee structure of the WCM Developing World Equity Fund’s and WCM International Equity Fund’s Institutional Class shares. As of the effective date, all references in the Prospectus and the SAI to the Investor Class shares of the WCM Developing World Equity Fund and WCM International Equity Fund are deleted in their entirety.

Please retain this Supplement with your records.